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                                                                    Exhibit 99.1

                                                                  EXECUTION COPY

                      UBS MORTGAGE LOAN PURCHASE AGREEMENT

         Mortgage Loan Purchase Agreement, dated as of May 20, 2003 (the "Agreement"), between UBS Warburg Real Estate Investments Inc. (together with its successors and permitted assigns hereunder, the "Seller"), UBS Principal Finance LLC, as an additional party responsible for the Seller's obligations hereunder (in such capacity, together with its successors and permitted assigns hereunder, the "Additional Party"), and Structured Asset Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

         The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the LB-UBS Commercial Mortgage Trust 2003-C3, Commercial Mortgage Pass-Through Certificates, Series 2003-C3. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of May 12, 2003, between the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), GMAC Commercial Mortgage Corporation, as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

         The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers Inc. ("Lehman") and UBS Warburg LLC ("UBSW" and, together with Lehman in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman and UBSW (together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

         In connection with the transactions contemplated hereby, the Seller, UBS (USA), Inc. (the "Co-Indemnitor"), the Purchaser, the Underwriters and the Placement Agents have entered into an Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:


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         SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the
Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $514,697,038 (the "Initial UBS Pool Balance") as of the close of business on May 12, 2003 (the "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on June 5, 2003 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of: (A) a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial UBS Pool Balance, plus interest accrued on each Mortgage Loan at the related Net Mortgage Rate, for the period from and including May 11, 2003 up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date; and (B) a 100.00% Percentage Interest in the Class R-LR Certificates and a 38.04% Percentage Interest in each other Class of Residual Interest Certificates (all such Residual Interest Certificates, the "Seller's Residual Interest Certificates").

         SECTION 2. Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 8 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date (other than the primary servicing rights). The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

         (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

         (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement. Concurrently with such delivery, the Seller shall deliver copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan to the Master Servicer and the Special Servicer.

         (d) The Seller shall, through an Independent third party (the "Recording/Filing Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date


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and the date on which all necessary recording or filing, as applicable, information is available to the Recording/Filing Agent), cause (i) each assignment of Mortgage, each assignment of Assignment of Leases and each assignment of Uniform Commercial Code financing statement, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public recording or filing office, as the case may be, with copies of such returned assignments to be delivered by the Trustee to the Master Servicer on a monthly basis; provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, a certified copy of the recorded original shall be forwarded to the Trustee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

         The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing Agent.

         (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loan by the Master Servicer in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans and a statement indicating which Escrow Payments and Reserve Funds are allocable to each Mortgage Loan, shall be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

         (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

         (g) The Seller shall provide to the Master Servicer the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File


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that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement.

         (h) In connection with the obligations of the Master Servicer under Sections 3.01(d) and 3.19(c) of the Pooling and Servicing Agreement, with regard to each Mortgage Loan that is secured by the interests of the related Mortgagor in a hospitality property and each Mortgage Loan that has a related letter of credit, the Seller shall deliver to and deposit with the Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a Mortgage Loan with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(d) of the Pooling and Servicing Agreement, the Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the Trustee.

         SECTION 3. Representations, Warranties and Covenants of Seller and Additional Party.

         (a) Each of the Seller and the Additional Party (each, for purposes of this Section 3(a), a "Representing Party") hereby represent and warrant to and covenant with the Purchaser, as of the date hereof, that:

          (i) The Representing Party is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Representing Party and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Representing Party, enforceable against the Representing Party in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution and delivery of this Agreement by the Representing Party and the Representing Party's performance and compliance with the terms of this Agreement will not (A) violate the Representing Party's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Representing Party is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Representing Party is a party or by which the Representing Party is bound.

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          (iv) The Representing Party is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Representing Party or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (v) The Representing Party is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate or limited liability company (as applicable) restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the ability of the Representing Party to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Representing Party or the performance by the Representing Party of its obligations under this Agreement.

          (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by
     Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Representing Party of or compliance by the Representing Party with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

          (vii) No litigation is pending or, to the best of the Representing Party's knowledge, threatened against the Representing Party that would, in the Representing Party's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Representing Party of its obligations under this Agreement.

          (viii) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Representing Party are pending or contemplated.

         In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

          (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the


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     Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

          (ii) The Seller will acquire the Seller's Residual Interest Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

          (iii) The Seller understands that (A) the Seller's Residual Interest Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws,
     (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest Certificates and (C) neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

          (iv) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's Residual Interest Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

          (v) Neither the Seller nor anyone acting on its behalf has (A) offered, transferred, pledged, sold or otherwise disposed of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would


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     constitute a distribution of the Seller's Residual Interest Certificates under the Securities Act, would render the disposition of the Seller's Residual Interest Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Seller's Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

          (vi) The Seller has been furnished with all information regarding (A) the Purchaser, (B) the Seller's Residual Interest Certificates and distributions thereon, (C) the nature, performance and servicing of the Other Loans, (D) the Pooling and Servicing Agreement and the Trust Fund, and (E) all related matters, that it has requested.

          (vii) The Seller is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Seller's Residual Interest Certificates; the Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

          (viii) The Seller is not a Plan and is not directly or indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

          (ix) The Seller is a United States Tax Person and is not a Disqualified Organization.

         (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

         (c) The Seller intends to transfer the Seller's Residual Interest Certificates to Credit Suisse First Boston LLC on or about the Closing Date; and, in connection therewith, the Seller will comply with all of the requirements of Section 5.02 of the Pooling and Servicing Agreement, as in effect on the Closing Date, and applicable law. The Seller hereby directs the Purchaser to cause the Seller's Residual Interest Certificates to be registered in the name of Credit Suisse First Boston LLC upon initial issuance.

         SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller and the Additional Party as of the date hereof that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full


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     corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller and the Additional Party, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents,
     (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

          (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

         SECTION 5. Notice of Breach; Cure; Repurchase.

         (a) If the Seller or the Additional Party discovers or receives notice of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the interests of the Purchaser (or, if and for so long as such Mortgage Loan is part of the Trust Fund, the interests of any Class of the Certificateholders) (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach", as the case may be), then (subject to Section 5(b)) the Seller shall, not later than 90 days after its receipt of a Mortgage Loan Seller Notification (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution


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Period"), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (i) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within the applicable Resolution Extension Period, then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property); and provided, further, that, if any such Material Document Defect is still not cured after the Initial Resolution Period and any such Resolution Extension Period solely due to the failure of the Seller to have received a recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Material Document Defect so long as the Seller certifies to the Purchaser every six months thereafter that the Material Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken).

         If, during the period of deferral by the Seller of its cure and repurchase obligations as contemplated by the last proviso of the preceding paragraph, the Mortgage Loan that is the subject of the Material Document Defect either becomes a Specially Serviced Mortgage Loan or becomes the subject of a proposed or actual assumption of the obligations of the related Mortgagor under such Mortgage Loan, then, within 15 days of receipt by the Seller of a Seller/Depositor Notification to such effect, the Seller shall cure the subject Material Document Defect. If, upon the expiration of such 15-day period, the Seller has failed to cure the subject Material Document Defect, the Master Servicer or the Special Servicer, as applicable, shall be entitled (but not obligated) to perform the obligations of the Seller with respect to curing the subject Material Document Defect and, in such event, the Seller shall pay all reasonable costs and expenses in connection with the applicable servicer's effecting such cure.

         (b) In the event the Seller is obligated to repurchase any Mortgage Loan pursuant to this Section 5, such obligation shall extend to any successor REO Mortgage Loan with respect thereto as to which (i) the subject Material Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property became an REO Property or within 90 days thereafter, and (ii) as to which the Seller had received, no later than 90 days following the date on which the related Mortgaged Property became an REO Property, a

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Seller/Depositor Notification from the Trustee regarding the occurrence of the applicable Material Breach and directing the Seller to repurchase the subject Mortgage Loan.

         (c) If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Certificates and (ii) the Controlling Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, materially and adversely affects the interests of the Purchaser (or, if and for so long as such Cross-Collateralized Group is part of the Trust Fund, the interests of any Class of the Certificateholders), and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

         (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

         (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller and the Additional Party shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller or the Additional Party discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. It is understood and agreed that, subject to Section 5(f) hereof, the obligations of the Seller set forth in this Section 5 to cure any Material Breach or Material Document Defect or to repurchase the affected Mortgage Loan, constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

         (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph (xxvi) or paragraph (xlvii) of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor,
(ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor, (iv) are the basis of such Breach and (v) constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances.

         SECTION 6. Repurchase of Early Defeasance Mortgage Loans. If the Purchaser or the Master Servicer notifies the Seller or the Additional Party that the borrower under any of the Mortgage Loans that are Early Defeasance Mortgage Loans intends to defease the related Early Defeasance Mortgage Loan prior to the second anniversary of the date of initial issuance of the Certificates, the Seller shall promptly repurchase the affected Early Defeasance Mortgage Loan prior to its being defeased by the subject borrower, with such repurchase to be made at the related Purchase Price in accordance with the directions of the Master Servicer on a whole loan, servicing released basis. Upon the repurchase of a Mortgage Loan that is an Early Defeasance Mortgage Loan pursuant to Section 5 hereof and/or this Section 6, the Purchaser shall effect, and the Seller shall pay all reasonable costs and expenses, including the costs of any opinions of counsel under the Pooling and Servicing Agreement, relating to, a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions.

         SECTION 7. Obligations of the Additional Party. The Additional Party hereby covenants and agrees with the Purchaser that the Additional Party shall be liable to the Purchaser and any designee thereof to the same extent as the Seller as set forth herein, for all the obligations of the Seller under Sections 5 and 6 hereof. The Additional Party further agrees that the Purchaser shall not be bound or obligated to initially request the Seller to perform any of its obligations hereunder, but may instead initially request the Additional Party to perform such obligations. Additionally, the Additional Party agrees that the Purchaser shall not be bound or obligated in anyway to exhaust recourse against the Seller before being entitled to demand the performance by the Additional Party of its obligations hereunder. Performance by the Additional Party of any of the Seller's obligations hereunder shall be deemed to be performance thereof by the Seller.

         SECTION 8. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019 at 10:00 A.M., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

         (a) All of the representations and warranties of the Seller and the Additional Party set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

         (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

         (c) All documents specified in Section 9 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

         (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

         (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller and Additional Party shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

         (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

         (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

         All parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

         SECTION 9. Closing Documents. The Closing Documents shall consist of the following:

         (a) This Agreement duly executed by the Purchaser, the Additional Party and the Seller;

         (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

         (c) The Indemnification Agreement duly executed by the parties thereto;

         (d) Certificates of each of the Seller and the Additional Party, executed by a duly authorized officer of the Seller or the Additional Party, as the case may be, and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller or the Additional Party, as the case may be, in this Agreement and, in the case of the Seller, in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and
(ii) the Seller or the Additional Party, as the case may be, has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

         (e) An Officer's Certificate from an officer of each of the Seller and the Additional Party, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller or the Additional Party, as the case may be, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or, in the case of the Seller, in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

         (f) As certified by an officer of each of the Seller and the Additional Party, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and, in the case of the Seller, the Indemnification Agreement, (ii) the organizational documents of each of the Seller and the Additional Party, and
(iii) a certificate of good standing of each of the Seller and the Additional Party, issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

         (g) A Certificate of the Co-Indemnitor, executed by a duly authorized officer of the Co-Indemnitor and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that the representations and warranties of the Co-Indemnitor in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date;

         (h) An Officer's Certificate from an officer of the Co-Indemnitor, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Co-Indemnitor, signed the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

         (i) As certified by an officer of the Co-Indemnitor, true and correct copies of (i) the resolutions of the board of directors authorizing the Co-Indemnitor's entering into the transactions contemplated by the Indemnification Agreement, (ii) the organizational documents of the Co-Indemnitor, and (iii) a certificate of good standing of the Co-Indemnitor issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

         (j) A favorable opinion of Cadwalader, Wickersham & Taft, special counsel to the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-1, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Cadwalader, Wickersham & Taft as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

         (k) A favorable opinion of in-house counsel to each of the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

         (l) In connection with the initial issuance of the Seller's Residual Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement from the designated transferee;

         (m) A Certificate of the Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Securities Exchange Act of 1934, as amended; and

         (n) Such further certificates, opinions and documents as the Purchaser may reasonably request.

         SECTION 10. Costs. An amount equal to 38.04% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the Placement Agents and the seller of the Other Loans to the Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this

Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable by the Seller.

         SECTION 11. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement; and, in connection with the foregoing, the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

         SECTION 12. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         SECTION 13. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller, the Additional Party and/or the Co-Indemnitor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the initial Purchaser to the Trustee).

         SECTION 14. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         SECTION 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

         SECTION 16. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER, THE ADDITIONAL PARTY AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

         SECTION 17. Further Assurances. The Seller, the Additional Party and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 18. Successors and Assigns. The rights and obligations of the Seller and the Additional Party under this Agreement shall not be assigned by the Seller or the Additional Party, as the case may be, without the prior written consent of the Purchaser, except that any person into which the Seller or the Additional Party may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Additional Party is a party, or any person succeeding to all or substantially all of the business of the Seller or the Additional Party, shall be the successor to the Seller or the Additional Party, as the case may be, hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Additional Party, the Purchaser, and their respective successors and permitted assigns.

         SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's and the Additional Party's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller or the Additional Party, as applicable, has consented to such amendment or modification in writing.

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                     SELLER

                                     UBS WARBURG REAL ESTATE INVESTMENTS INC.


                                     By:    /s/ Robert Pettinato
                                         ------------------------------------
                                         Name:  Robert Pettinato
                                         Title: Director


                                     By:    /s/ Brad Cohen
                                         ------------------------------------
                                         Name:  Brad Cohen
                                         Title: Director

                                     Address for Notices:
                                     1285 Avenue of the Americas, 11th Floor
                                     New York, New York 10019
                                     Attention:  Ahmed Alali
                                     Telecopier No.: (212) 713-8518



                                     ADDITIONAL PARTY
                                     ----------------

                                     UBS PRINCIPAL FINANCE LLC

                                     By:    /s/ Robert Pettinato
                                         ------------------------------------
                                         Name:  Robert Pettinato
                                         Title: Director


                                     By:    /s/ Brad Cohen
                                         ------------------------------------
                                         Name:  Brad Cohen
                                         Title: Director

                                     Address for Notices:
                                     1285 Avenue of the Americas, 11th Floor
                                     New York, New York 10019
                                     Attention:  Ahmed Alali
                                     Telecopier No.: (212) 713-8518

                                     PURCHASER

                                     STRUCTURED ASSET SECURITIES CORPORATION II


                                     By:    /s/ Tracy Dembicer
                                         --------------------------------------
                                         Name:  Tracy Dembicer
                                         Title: Senior Vice President

                                     Address for Notices:
                                     Structured Asset Securities Corporation II
                                     745 Seventh Avenue
                                     New York, New York 10019
                                     Attention: Scott Lechner
                                     Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE



                                 [See Attached]

                                                       UBSWREI MORTGAGE LOAN SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE
  LOAN
 NUMBER                PROPERTY NAME                                    ADDRESS                          CITY       STATE  ZIP CODE
---------  --------------------------------------  ----------------------------------------------- --------------- ------- --------
     1     Westfield Shoppingtown West County      80 West County Center                            Des Peres,        MO     63131
     2     Polaris Fashion Place                   1500 Polaris Parkway                             Columbus,         OH     43240
     6     Broadcasting Square                     Northwest Corner of Broadcasting and Paper Mill  Reading,          PA     19610
                                                   Roads
     7     LIRA Apartments                         21 Spring Street                                 New York,         NY     10012
    13     Lembi Portfolio - Citi Properties DE    Various                                          San Francisco,    CA     94109
    14     Edwards Cinemas                         265 South Glendora Avenue                        West Covina,      CA     91790
    16     866 Third Avenue                        866 Third Avenue                                 New York,         NY     10022
    19     Aerospace Building                      10210 Greenbelt Road                             Greenbelt,        MD     20706
    21     Lembi Portfolio - Ritz Apartments DE    Various                                          San Francisco,    CA    Various
    26     Lembi Portfolio - Citi Properties I DE  Various                                          San Francisco,    CA    Various
    28     Lembi Portfolio - Skyline               Various                                          San Francisco,    CA    Various
           Enterprises DE
    29     Winn Dixie Plaza                        11010 North West Seventh Avenue                  Miami,            FL     33168
    33     Taft Building                           1680 North Vine Street                           Hollywood,        CA     90028
    34     Lembi Portfolio - Bay Citi              Various                                          San Francisco,    CA     94109
           Properties DE
    37     Lembi Portfolio - Trophy Properties DE  Various                                          San Francisco,    CA    Various
    39     202 West 40th Street                    202 West 40th Street                             New York,         NY     10018
    42     Tubeway                                 2211 South Tubeway Avenue                        Commerce,         CA     90040
    47     Gemstar                                 25 Robert Pitt Drive                             Monsey,           NY     10952
    49     AmSouth Bank Building                   400 Cleveland Street                             Clearwater,       FL     33755
    52     Skyview Business Park                   4560 South Decatur Boulevard                     Las Vegas,        NV     89103
    53     Crystal Inn Hotel - Mid-Valley          818 East Winchester Street                       Murray,           UT     84107
    56     Crystal Inn Hotel - West Valley         2254 West City Center Court                      West Valley,      UT     84119
    58     Lembi Portfolio - Franklin Sutter DE    1405 Franklin Street                             San Francisco,    CA     94109
    59     Lakeside Apartments                     231 North Evergreen Avenue                       Woodbury,         NJ     08096
    60     Woodcreek Plaza Shopping Center         7456 Foothills Boulevard                         Roseville,        CA     95747
    61     Walgreens - Murphy                      103 North Murphy Road                            Murphy,           TX     75094
    63     Franklin Properties                     Various                                          Saint Thomas,     PA     17252
    68     Arrowhead Professional Center           18001 North 79th Avenue                          Glendale,         AZ     85308
    69     Cedarwood Office Park                   6800 Pittsford-Palmyra Road                      Perinton,         NY     14450
    70     Serrano Marketplace                     3801-3833 West Sixth Street                      Los Angeles,      CA     90020
    71     Rite Aid - Medina                       207 North Court Street                           Medina,           OH     44256
    73     Carlisle Buildings                      3000-3100 Carlisle Street                        Dallas,           TX     75204
    75     1405 Pine Street                        1405 Pine Street                                 St. Louis,        MO     63103
    78     CVS - Staten Island                     501 Forest Avenue                                Staten Island,    NY     10310
    79     Newell Rubbermaid Building              1000 Southwest 14th Street                       Bentonville,      AR     72712
    80     Walgreens - Baytown                     2000 Garth Road                                  Baytown,          TX     77520
    82     Eckerd - Yardville                      4125 South Broad Street                          Hamilton,         NJ     08620
    86     Rite Aid - West Rutland                 294 Main Street                                  West Rutland,     VT     05777
    87     Rite Aid - Flint                        1124 North Ballenger Highway                     Flint,            MI     48504
    90     Rite Aid - Galion                       304 Harding Way West                             Galion,           OH     44833
    91     Rite Aid - Mio                          101 South Morenci Street                         Mio,              MI     48647
    92     Bar 4 Mini Storage                      1001 North Gilbert Road                          Gilbert,          AZ     85234
    99     Rite Aid - Lewiston                     2815 South County Road 489                       Lewiston,         MI     49756
   101     Roosevelt Boulevard                     6304-6350 East Roosevelt Boulevard,  2010-2020   Philadelphia,     PA     19149
                                                   Levick Street,
   102     Rite Aid - Cynthiana                    629 U.S. Highway 27 South                        Cynthiana,        KY     41031
   103     Rite Aid - Morgantown                   205 West G.L. Smith Street                       Morgantown,       KY     42261
   104     Lembi Portfolio - Capital Citi          635 Ellis Street                                 San Francisco,    CA     94109
           Properties DE
   107     Cherry Office Park                      37053 Cherry Street                              Newark,           CA     94560
   108     Arrowhead Mobile Home Park              543 Macedon Center Road                          Macedon,          NY     14502
   110     Lembi Portfolio - Skyline               1385 Kansas Street                               San Francisco,    CA     94107
           Investments DE

                                                 UBSWREI MORTGAGE LOAN SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                                                               REMAINING                REMAINING   INTEREST
  LOAN                                                CUT-OFF      MONTHLY    MORTGAGE  TERM TO                AMORTIZATION  ACCRUAL
 NUMBER               PROPERTY NAME                 DATE BALANCE P&I PAYMENT    RATE    MATURITY  MATURITY-ARD     TERM       BASIS
-------- ---------------------------------------- -------------- ------------ -------- ---------  ------------ ------------ --------
    1    Westfield Shoppingtown West County        75,000,000.00  428,606.80   5.2816     119       4/11/2013      359       Act/360
    2    Polaris Fashion Place                    125,000,000.00  689,935.15   4.9794     119       4/11/2013      359       Act/360
    6    Broadcasting Square                       49,952,740.72  308,509.28   6.2700     119       4/11/2013      359       Act/360
    7    LIRA Apartments                           31,966,779.72  187,353.61   5.7800     119       4/11/2013      359       Act/360
   13    Lembi Portfolio - Citi Properties DE      17,556,333.28  105,223.60   5.9100      60       5/11/2008      351       Act/360
   14    Edwards Cinemas                           17,478,294.18  123,351.65   6.9700     119       4/11/2013      299       Act/360
   16    866 Third Avenue                          16,982,848.55  101,159.78   5.9300     119       4/11/2013      359       Act/360
   19    Aerospace Building                        13,400,000.00   57,174.88   5.0500      59       4/11/2008      N/A       Act/360
   21    Lembi Portfolio - Ritz Apartments DE      12,037,201.48   72,144.77   5.9100      60       5/11/2008      351       Act/360
   26    Lembi Portfolio - Citi Properties I DE     9,739,644.35   58,374.40   5.9100      60       5/11/2008      351       Act/360
   28    Lembi Portfolio - Skyline Enterprises DE   8,915,520.60   53,435.03   5.9100      60       5/11/2008      351       Act/360
   29    Winn Dixie Plaza                           8,791,405.79   53,327.54   6.1000     119       4/11/2013      359       Act/360
   33    Taft Building                              8,000,000.00   45,926.32   5.6000      60       5/11/2008      360       Act/360
   34    Lembi Portfolio - Bay Citi Properties DE   7,691,821.69   46,100.81   5.9100      60       5/11/2008      351       Act/360
   37    Lembi Portfolio - Trophy Properties DE     7,192,352.75   43,107.25   5.9100      60       5/11/2008      351       Act/360
   39    202 West 40th Street                       6,722,493.98   37,791.02   5.4000      83       4/11/2010      359       Act/360
   42    Tubeway                                    6,344,009.65   39,222.02   6.2800     119       4/11/2013      359       Act/360
   47    Gemstar                                    5,394,816.71   33,038.29   6.1900     119       4/11/2013      359       Act/360
   49    AmSouth Bank Building                      5,141,201.37   31,877.10   6.3000     118       3/11/2013      358       Act/360
   52    Skyview Business Park                      4,595,314.56   27,225.44   5.8800     119       4/11/2013      359       Act/360
   53    Crystal Inn Hotel - Mid-Valley             4,568,890.52   30,890.73   6.5000     119       4/11/2013      299       Act/360
   56    Crystal Inn Hotel - West Valley            4,344,190.99   29,371.51   6.5000     119       4/11/2013      299       Act/360
   58    Lembi Portfolio - Franklin Sutter DE       4,270,459.45   25,594.93   5.9100      60       5/11/2008      351       Act/360
   59    Lakeside Apartments                        4,057,991.26   25,055.35   6.2600     118       3/11/2013      358       Act/360
   60    Woodcreek Plaza Shopping Center            3,995,823.76   23,342.91   5.7500     119       4/11/2013      359       Act/360
   61    Walgreens - Murphy                         3,970,726.27   23,850.12   6.0000     118       3/11/2013      358       Act/360
   63    Franklin Properties                        3,688,997.94   23,083.19   6.3750     117       2/11/2013      357       Act/360
   68    Arrowhead Professional Center              3,216,209.48   20,778.72   6.0000     118       3/11/2013      298       Act/360
   69    Cedarwood Office Park                      3,072,037.03   18,773.60   6.1700     119       4/11/2013      359       Act/360
   70    Serrano Marketplace                        3,045,830.72   20,308.86   6.3500     119       4/11/2013      299       Act/360
   71    Rite Aid - Medina                          2,995,043.01   27,137.50   8.5950     219       8/10/2021      219       30/360
   73    Carlisle Buildings                         2,897,189.48   17,648.85   6.1400     119       4/11/2013      359       Act/360
   75    1405 Pine Street                           2,747,241.34   16,416.99   5.9600     119       4/11/2013      359       Act/360
   78    CVS - Staten Island                        2,493,115.65   21,180.81   6.0000     178       3/11/2018      178       Act/360
   79    Newell Rubbermaid Building                 2,456,288.89   15,416.61   5.7100      83       4/11/2010      299       Act/360
   80    Walgreens - Baytown                        2,413,345.11   14,483.64   6.0000     119       4/11/2013      359       Act/360
   82    Eckerd - Yardville                         2,370,976.81   15,470.19   6.8000     119       4/11/2013      359       Act/360
   86    Rite Aid - West Rutland                    2,174,230.15   18,682.73   7.0700     197      10/10/2019      197       30/360
   87    Rite Aid - Flint                           2,048,793.77   17,604.88   7.0700     197      10/10/2019      197       30/360
   90    Rite Aid - Galion                          1,981,336.14   17,952.50   8.5950     219       8/10/2021      219       30/360
   91    Rite Aid - Mio                             1,833,887.86   16,616.50   8.5950     219       8/10/2021      219       30/360
   92    Bar 4 Mini Storage                         1,797,805.97   12,814.03   7.0800     119       4/11/2013      299       Act/360
   99    Rite Aid - Lewiston                        1,612,715.44   14,612.50   8.5950     219       8/10/2021      219       30/360
  101    Roosevelt Boulevard                        1,571,691.01   11,512.12   6.2500     119       4/11/2013      239       Act/360
  102    Rite Aid - Cynthiana                       1,505,236.52   12,934.20   7.0700     197      10/10/2019      197       30/360
  103    Rite Aid - Morgantown                      1,505,236.52   12,934.20   7.0700     197      10/10/2019      197       30/360
  104    Lembi Portfolio - Capital Citi             1,248,672.35    7,483.90   5.9100      60       5/11/2008      351       Act/360
         Properties DE
  107    Cherry Office Park                         1,098,974.26    6,837.41   6.3400     119       4/11/2013      359       Act/360
  108    Arrowhead Mobile Home Park                 1,047,133.01    6,758.75   5.9900     118       3/11/2013      298       Act/360
  110    Lembi Portfolio - Skyline Investments DE     764,187.48    4,580.15   5.9100      60       5/11/2008      351       Act/360


                                                     UBSWREI MORTGAGE LOAN SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE
  LOAN                                            ADMINISTRATIVE  PRIMARY SERVICING                MORTGAGE LOAN
 NUMBER               PROPERTY NAME                  COST RATE           FEE        GROUND LEASE?     SELLER         DEFEASANCE
-------- ---------------------------------------- --------------  ----------------- -------------  ------------- -------------------
  1      Westfield Shoppingtown West County           0.0316            0.0300        Fee Simple   LUBS/UBSWREI      Defeasance
  2      Polaris Fashion Place                        0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
  6      Broadcasting Square                          0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
  7      LIRA Apartments                              0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 13      Lembi Portfolio - Citi Properties DE         0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 14      Edwards Cinemas                              0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 16      866 Third Avenue                             0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 19      Aerospace Building                           0.0316            0.0300        Fee Simple      UBSWREI     Defeasance/Fixed
                                                                                                                       Penalty
 21      Lembi Portfolio - Ritz Apartments DE         0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 26      Lembi Portfolio - Citi Properties I DE       0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 28      Lembi Portfolio - Skyline Enterprises DE     0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 29      Winn Dixie Plaza                             0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 33      Taft Building                                0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 34      Lembi Portfolio - Bay Citi Properties DE     0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 37      Lembi Portfolio - Trophy Properties DE       0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 39      202 West 40th Street                         0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 42      Tubeway                                      0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 47      Gemstar                                      0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 49      AmSouth Bank Building                        0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 52      Skyview Business Park                        0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 53      Crystal Inn Hotel - Mid-Valley               0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 56      Crystal Inn Hotel - West Valley              0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 58      Lembi Portfolio - Franklin Sutter DE         0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 59      Lakeside Apartments                          0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 60      Woodcreek Plaza Shopping Center              0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 61      Walgreens - Murphy                           0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 63      Franklin Properties                          0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 68      Arrowhead Professional Center                0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 69      Cedarwood Office Park                        0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 70      Serrano Marketplace                          0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 71      Rite Aid - Medina                            0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 73      Carlisle Buildings                           0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 75      1405 Pine Street                             0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 78      CVS - Staten Island                          0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 79      Newell Rubbermaid Building                   0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 80      Walgreens - Baytown                          0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 82      Eckerd - Yardville                           0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 86      Rite Aid - West Rutland                      0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 87      Rite Aid - Flint                             0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 90      Rite Aid - Galion                            0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 91      Rite Aid - Mio                               0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
 92      Bar 4 Mini Storage                           0.0316            0.0300        Fee Simple      UBSWREI    Greater of YM or 1%
 99      Rite Aid - Lewiston                          0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
101      Roosevelt Boulevard                          0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
102      Rite Aid - Cynthiana                         0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
103      Rite Aid - Morgantown                        0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
104      Lembi Portfolio - Capital Citi               0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
         Properties DE
107      Cherry Office Park                           0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
108      Arrowhead Mobile Home Park                   0.0316            0.0300        Fee Simple      UBSWREI        Defeasance
110      Lembi Portfolio - Skyline Investments DE     0.0316            0.0300        Fee Simple      UBSWREI        Defeasance

                                                                UBSWREI MORTGAGE LOAN SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CREDIT LEASE
                                                                                           LOAN
MORTGAGE                                      ARD                                        (TENANT,
  LOAN                                     MORTGAGE   ANTICIPATED                      GUARANTOR OR       CROSS       MORTGAGE LOAN
 NUMBER             PROPERTY NAME            LOAN    REPAYMENT DATE     ARD SPREAD     RATED PARTY)   COLLATERALIZED  SELLER LOAN ID
-------- --------------------------------  --------  --------------  ----------------  -------------  --------------  --------------
    1     Westfield Shoppingtown West         Yes       4/11/2013    5% + Greater of        No              No            9608
          County                                                     (Contract Rate
                                                                     or Treasury)
    2     Polaris Fashion Place               No                                            No              No            9610
    6     Broadcasting Square                 No                                            No              No            9559
    7     LIRA Apartments                     No                                            No              No            9224
   13     Lembi Portfolio - Citi              No                                            No            Yes (A)         9599A
          Properties DE
   14     Edwards Cinemas                     Yes       4/11/2013    2% + Greater of        No              No            9603
                                                                     (Contract Rate
                                                                     or Treasury)
   16     866 Third Avenue                    No                                            No              No            9612
   19     Aerospace Building                  Yes       4/11/2008    2% + Greater of        No              No            9074
                                                                     (Contract Rate
                                                                     or Treasury)
   21     Lembi Portfolio - Ritz              No                                            No            Yes (A)         9599B
          Apartments DE
   26     Lembi Portfolio - Citi              No                                            No            Yes (A)         9599C
          Properties I DE
   28     Lembi Portfolio - Skyline           No                                            No            Yes (A)         9599D
          Enterprises DE
   29     Winn Dixie Plaza                    No                                            No              No            9400
   33     Taft Building                       No                                            No              No            9299
   34     Lembi Portfolio - Bay Citi          No                                            No            Yes (B)         9599E
          Properties DE
   37     Lembi Portfolio - Trophy            No                                            No            Yes (A)         9599F
          Properties DE
   39     202 West 40th Street                No                                            No              No            8736
   42     Tubeway                             No                                            No              No            9655
   47     Gemstar                             No                                            No              No            9635
   49     AmSouth Bank Building               No                                            No              No            9567
   52     Skyview Business Park               No                                            No              No            9594
   53     Crystal Inn Hotel - Mid-Valley      Yes       4/11/2013    2% + Greater of        No              No            9533B
                                                                     (Contract Rate
                                                                     or Treasury)
   56     Crystal Inn Hotel - West Valley     Yes       4/11/2013    2% + Greater of        No              No            9533A
                                                                     (Contract Rate
                                                                     or Treasury)
   58     Lembi Portfolio - Franklin          No                                            No            Yes (B)         9599G
          Sutter DE
   59     Lakeside Apartments                 No                                            No              No            9499
   60     Woodcreek Plaza Shopping Center     No                                            No              No            9611
   61     Walgreens - Murphy                  No                                            No              No            9570
   63     Franklin Properties                 No                                            No            Yes (C)         9398
   68     Arrowhead Professional Center       No                                            No              No            9374
   69     Cedarwood Office Park               No                                            No              No            9463
   70     Serrano Marketplace                 No                                            No              No            8625
   71     Rite Aid - Medina                   No                                            No              No            9985
   73     Carlisle Buildings                  No                                            No              No            9560
   75     1405 Pine Street                    No                                            No              No            9387
   78     CVS - Staten Island                 No                                            No              No            9376
   79     Newell Rubbermaid Building          No                                            No              No            9697
   80     Walgreens - Baytown                 No                                            No              No            9634
   82     Eckerd - Yardville                  No                                            No              No            9564
   86     Rite Aid - West Rutland             No                                            No              No            9984
   87     Rite Aid - Flint                    No                                            No              No            9983
   90     Rite Aid - Galion                   No                                            No              No            9988
   91     Rite Aid - Mio                      No                                            No              No            9986
   92     Bar 4 Mini Storage                  No                                            No              No            9659
   99     Rite Aid - Lewiston                 No                                            No              No            9987
  101     Roosevelt Boulevard                 No                                            No              No            9377
  102     Rite Aid - Cynthiana                No                                            No              No            9980
  103     Rite Aid - Morgantown               No                                            No              No            9982
  104     Lembi Portfolio - Capital Citi      No                                            No            Yes (A)         9599H
          Properties DE
  107     Cherry Office Park                  No                                            No              No            9375
  108     Arrowhead Mobile Home Park          No                                            No              No            9446
  110     Lembi Portfolio - Skyline           No                                            No            Yes (A)         9599I
          Investments DE

                                    EXHIBIT B

                         REPRESENTATIONS AND WARRANTIES


         Except as set forth on the schedule of exceptions attached hereto as
Schedule I, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty, that:

          (i) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of its Due Date in May 2003.

          (ii) Legal Compliance. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

          (iii) Ownership of Mortgage Loan. The Seller owns such Mortgage Loan, has good title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, exclusive of the servicing rights pertaining thereto; no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan to the Trustee (except with respect to a Loan Pair which may, pursuant to the related Co-Lender Agreement, require notice to one or more rating agencies which, if required, has already been provided); no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the Seller; and the Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

          (iv) No Holdback. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of such Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts to be released pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no requirement for future advances thereunder.

          (v) Loan Document Status. Each of the related Mortgage Note, Mortgage(s), Assignment(s) of Leases, if separate from the related Mortgage, and other agreements executed in favor of the lender in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except that (A) such enforcement may be limited by (1) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (B) certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in the foregoing clause (A), such limitations will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument. Such Mortgage Loan is non-recourse to the Mortgagor or any other Person except to the extent provided in certain nonrecourse carveouts and/or in any applicable guarantees. Except as set forth on Schedule I-(v), a natural person as individual guarantor has agreed, in effect, to be jointly and severally liable with the related Mortgagor, for all liabilities, costs, losses, damages or expenses suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of (A) any intentional fraud or material intentional misrepresentation by the related Mortgagor, (B) any breach on the part of the related Mortgagor of any environmental representations warranties, covenants or indemnity contained in the related Mortgage Loan documents, (C) misapplication or misappropriation of rents (received after an event of default), insurance proceeds or condemnation awards, and (D) the filing of a voluntary bankruptcy or insolvency proceeding by the related Mortgagor; provided that, in the case of any breach described in clause (B) of this paragraph, such entity (or individual) may instead cover through environmental insurance liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related Mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

          (vi) No Right of Rescission. Subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there is no valid offset, defense, counterclaim or right to rescission, abatement or diminution with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan; and, as of the Closing Date, to the actual knowledge of the Seller, no such claim has been asserted.

          (vii) Assignments. The assignment of the related Mortgage(s) and Assignment(s) of Leases to the Trustee constitutes the legal, valid, binding and, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, enforceable assignment of such documents (provided that the unenforceability of any such assignment based on bankruptcy, insolvency, receivership, reorganization, liquidation, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally or based on general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) shall be a breach of this representation and warranty only upon the declaration by a court with jurisdiction in the matter that such assignment is to be unenforceable on such basis).

          (viii) First Lien. Each related Mortgage is a valid and, subject to the limitations and exceptions in paragraph (v) above, enforceable first lien on the related Mortgaged Property including all improvements thereon and appurtenances and rights related thereto, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for the following (collectively, the "Permitted Encumbrances"): (A) the lien for real estate taxes, water charges, sewer rents and assessments not yet due and payable; (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record or that are omitted as exceptions in the related lender's title insurance policy (or, if not yet issued, omitted as exceptions in a fully binding pro forma title policy or title policy commitment); (C) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (D) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment); and (E) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; provided that, in the case of a Loan Pair, such Mortgage also secures the related Non-Mortgage Loan. With respect to such Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, the current principal use or operation of the related Mortgaged Property or the ability of the related Mortgaged Property to generate sufficient cashflow to enable the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note (other than a Balloon Payment, which would require a refinancing). If the related Mortgaged Property is operated as a healthcare facility (including any assisted living facility or nursing facility) or a hospitality property, the related Mortgage, together with any security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest, revolving credit lines and any personal property leases), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all material personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property as presently operated by the Mortgagor, and that is located on the Mortgaged Property, which personal property includes, in the case of Mortgaged Properties operated by the related Mortgagor as a healthcare facility (including any assisted living facility or nursing facility) or hospitality property, all furniture, fixtures, equipment and other personal property located at the subject Mortgaged Property that are owned by the Mortgagor and reasonably necessary or material to the operation of the subject Mortgaged Property. If such Mortgage Loan is secured by a hotel, the related loan documents contain such provisions as are necessary and UCC financing statements have been filed as necessary, in each case, to perfect a valid first priority security interest, to the extent such security interest can be perfected by the inclusion of such provisions and the filing of a UCC financing statement, in the Mortgagor's right to receive related hotel room revenues with respect to such Mortgaged Property.

          (ix) Taxes and Assessments. All taxes, governmental assessments, water charges, sewer rents or similar governmental charges (which, in all such cases, were directly related to the Mortgaged Property and could constitute liens on the Mortgaged Property prior to the lien of the Mortgage) and all ground rents, that, in all such cases, prior to the related Due Date in May 2003 became due and payable in respect of, and materially affect, any related Mortgaged Property have been paid or are not yet delinquent, and the Seller knows of no unpaid tax, assessment, ground rent, water charges or sewer rent, which, in all such cases, were directly related to the Mortgaged Property and could constitute liens on the Mortgaged Property prior to the lien of the Mortgage that prior to the Closing Date became due and delinquent in respect of any related Mortgaged Property, or in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

          (x) No Material Damage. As of the date of origination of such Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof and such Mortgaged Property is free of material damage. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, the related Mortgage Loan documents provide that any condemnation awards will be applied (or, at the discretion of the mortgagee, will be applied) to either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

          (xi) Title Insurance. Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances, (or, if such policy has not yet been issued, such insurance may be evidenced by a binding commitment or binding pro forma marked as binding and signed (either thereon or on a related escrow letter attached thereto) by the title insurer or its authorized agent) from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance policy is in full force and effect, all premiums have been paid, is freely assignable and will inure to the benefit of the Trustee as sole insured as mortgagee of record, or any such commitment or binding pro forma is a legal, valid and binding obligation of such insurer; no claims have been made by the Seller or any prior holder of such Mortgage Loan under such title insurance policy; and the Seller has not done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; except as set forth on Schedule I-(xi), such policy or commitment or binding pro forma contains no exclusion for (or alternatively it insures over such exclusion, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the Mortgaged Property either to or from any adjoining property or across any easements on the Mortgaged Property, and (C) that the land shown on the survey materially conforms to the legal description of the Mortgaged Property.

          (xii) Property Insurance. As of the date of its origination and, to the Seller's actual knowledge, as of the Cut-off Date, all insurance required under each related Mortgage (except as set forth on Schedule I-(xii) and except where a tenant, having an investment grade rating, is permitted to insure or self-insure under a lease) was in full force and effect with respect to each related Mortgaged Property; such insurance included (A) fire and extended perils insurance included within the classification "All Risk of Physical Loss" or the equivalent thereof in an amount (subject to a customary deductible) at least equal to the lesser of (i) 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property without reduction for depreciation (except to the extent not permitted by applicable law) and (ii) the initial principal balance of such Mortgage Loan or the portion thereof allocable to such Mortgaged Property), and if applicable, the related hazard insurance policies contain appropriate endorsements to avoid application of co-insurance, (B) business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D) workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), (E) if
     (1) such Mortgage Loan is secured by a Mortgaged Property located in the State of California or in "seismic zone" 3 or 4 and (2) a seismic assessment as described below revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, seismic insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor (except where a tenant, having an investment grade rating, is permitted to insure or self-insure under a lease) and the related loan documents provide that any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage may be recovered from the related Mortgagor; the related Evidence of Property Insurance and certificate of liability insurance (which may be in the form of an Acord 27 or an Acord 25, respectively), or forms substantially similar thereto, provide that the related insurance policy may not be terminated or reduced without at least 10 days prior notice to the mortgagee and (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller or, to the actual knowledge of Seller, by any prior mortgagee under the subject Mortgage Loan; all premiums under any such insurance policy have been paid through the Cut-off Date; except as set forth on Schedule I-(xii), the insurance policies specified in clauses (A), (B) and (C) above are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least "A:V" from A.M. Best Company or at least "A-" (or equivalent) from a nationally recognized statistical rating agency (or, with respect to certain blanket insurance policies, such other ratings as are in compliance with S&P's applicable criteria for rating the Certificates); and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to the related exception schedules, the related Mortgage Loan documents provide that any property insurance proceeds will be applied (or, at the discretion of the mortgagee, will be applied) either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after completion of the repair or restoration of the related Mortgaged Property or payment of amounts due under such Mortgage Loan. If the related Mortgaged Property is located in the State of California or in "seismic zone" 3 or 4, then: (A) either a seismic assessment was conducted with respect to the related Mortgaged Property in connection with the origination of such Mortgage Loan or earthquake insurance was obtained; and
     (B) the probable maximum loss for the related Mortgaged Property as reflected in such seismic assessment, if any, was determined based upon a return period of not less than 475 years, an exposure period of 50 years and a 10% probability of incidence. Schedule I-(xii) attached hereto is true and correct in all material respects.

          (xiii) No Material Defaults. Other than payments due but not yet 30 days or more delinquent, there is (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note, the related Mortgage or other loan documents relating to such Mortgage Loan, and (B), to the knowledge of the Seller, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration (A) that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller on this Exhibit B or (B) with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date. The Seller has not waived, in writing or with knowledge, any material default, breach, violation or event of acceleration under any of such documents. Under the terms of such Mortgage Loan, no person or party other than the mortgagee or its servicing agent may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

          (xiv) No Payment Delinquency. As of the Closing Date, such Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment.

          (xv) Interest Accrual Basis. Such Mortgage Loan accrues interest on an Actual/360 Basis or on a 30/360 Basis; and such Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage Loan is an ARD Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

          (xvi) Subordinate Debt. Except as set forth on Schedule I-(xvi), each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the related Mortgage Note, any related Mortgaged Property or any direct controlling interest in the Mortgagor to secure any other promissory note or debt (other than another Mortgage Loan in the Trust Fund or, if such Mortgage Loan is part of a Loan Pair, the related Non-Mortgage Loan).

          (xvii) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan. No action that occurs by operation of the terms of such Mortgage Loan would cause such Mortgage Loan to cease to be a "qualified mortgage" and such Mortgage Loan does not permit the release or substitution of collateral if such release or substitution (A) would constitute a "significant modification" of such Mortgage Loan within the meaning of Treasury regulations section 1.1001-3, (B) would cause such Mortgage Loan not to be a "qualified mortgage" within the meaning of
     Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii) thereof) or (C) would cause a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code. The related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

          (xviii) Prepayment Consideration. Prepayment Premiums and Yield Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulations section 1.860G-1(b)(2).

          (xix) Environmental Conditions. One or more environmental site assessments (or updates thereof) in each instance meeting American Society of Testing and Materials requirements were performed by an environmental consulting firm independent of the Seller and the Seller's Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) and/or update(s) referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); except as set forth on Schedule I-(xix), none of the environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit, guaranty or other instrument has been delivered for purposes of covering the estimated costs of such remediation, (3) the responsible party set forth on Schedule I-(xix) (which responsible party has been reasonably determined by the Seller to have the creditworthiness to do so) is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (5) environmental insurance has been obtained.

         The Mortgagor with respect to such Mortgage Loan has represented, warranted and covenanted generally to the effect that, to its knowledge, except as set forth in the environmental reports described above, it has not used, caused or permitted to exist, and will not use, cause or permit to exist, on the related Mortgaged Property, any Hazardous Materials in any manner which violates applicable federal, state or local laws governing the use, storage, handling, production or disposal of Hazardous Materials at the related Mortgaged Property and , except as set forth on Schedule I-(xix), (A) the related Mortgagor and a natural person have agreed to indemnify the mortgagee under such Mortgage Loan, and its successor and assigns, against any losses, liabilities, damages, penalties, fines, claims and reasonable out-of-pocket expenses (excluding lost profits, consequential damages and diminution of value of the Mortgaged Property, provided that no Mortgage Loan with an original principal balance equal to or greater than $15,000,000 contains an exclusion for "diminution in value" of the Mortgaged Property) paid, suffered or incurred by such mortgagee resulting from such Mortgagor's material violation of any environmental law or a material breach of the environmental representations and warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan or (B) environmental insurance has been obtained. If such Mortgage Loan is a Mortgage Loan as to which neither a natural person has provided the indemnity set forth above nor environmental insurance has been obtained, such Mortgage Loan is set forth on Schedule I-(xix).

         The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Seller or its successors and assigns in respect of such Mortgage Loan to liability under CERCLA or any other applicable federal, state or local environmental law. The related Mortgage or other loan documents require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

          (xx) Realization Against Real Estate Collateral. The related Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitations and exceptions as to enforceability in paragraph (v) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

          (xxi) Bankruptcy. The related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding; provided, however, that this representation and warranty does not cover any such bankruptcy, reorganization, insolvency or comparable proceeding with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date.

          (xxii) Loan Security. Such Mortgage Loan is secured by either a mortgage on a fee simple interest or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

          (xxiii) Amortization. Such Mortgage Loan does not provide for negative amortization unless such Mortgage Loan is an ARD Mortgage Loan, in which case it may occur only after the Anticipated Repayment Date.

          (xxiv) Whole Loan. Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent interest in the form of participation in the cash flow of the related Mortgaged Property.

          (xxv) Due-on-Encumbrance. Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee or Rating Agency confirmation that an Adverse Rating Event would not occur, any related Mortgaged Property, any direct interest therein or any direct controlling interest in the Mortgagor is directly encumbered in connection with subordinate financing; and, except in the case of a Mortgage Loan that is part of a Loan Pair or except as set forth on Schedule I-(xxv), no such consent has been granted by the Seller. To the Seller's knowledge, except in the case of a Mortgage Loan that is part of a Loan Pair, no related Mortgaged Property is encumbered in connection with subordinate financing; however, if the related Mortgaged Property is listed on Schedule I-(xxv), then certain direct controlling equity holders in the related Mortgagor are known to the Seller to have incurred, debt secured by their ownership interest in the related Mortgagor.

          (xxvi) Due-on-Sale. Except with respect to transfers of certain non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage or with respect to transfers of interests in the related Mortgagor between immediate family members and with respect to transfers by devise, by descent or by operation of law or otherwise upon the death or incapacity of a person having an interest in the related Mortgagor, and except as set forth on Schedule I-(xxvi), each Mortgage Loan contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee or rating agency confirmation, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor, except as set forth on Schedule I-(xxvi), having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers (which conditions are consistent with the practices of prudent commercial mortgage lenders). The Mortgage (under either specific or general expense provisions) requires the Mortgagor to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the Mortgage for all actions involving the transfer of interests in such Mortgagor or the related Mortgaged Property requiring such consent or approval under the Mortgage including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues.

          (xxvii) Mortgagor Concentration. Except as set forth on Schedule I-(xxvii), such Mortgage Loan, together with any other Mortgage Loan made to the same

     Mortgagor or to an Affiliate of such Mortgagor, does not represent more than 5% of the Initial Pool Balance.

          (xxviii) Waivers; Modifications. Except as set forth in a written instrument included in the related Mortgage File, the (a) material terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded by the mortgagee in any manner, and (b) no portion of a related Mortgaged Property has been released from the lien of the related Mortgage, in the case of (a) and/or (b), to an extent or in a manner that in any such event materially interferes with the security intended to be provided by such document or instrument. Schedule I-(xxviii) identifies each Mortgage Loan as to which, since the latest date the related due diligence materials were delivered to GMAC Institutional Advisors, there has been given, made or consented to an alteration, modification or assumption of the terms of the related Mortgage Note, Mortgage(s) or any related loan agreement and/or lock-box agreement and/or as to which, since such date, there has been a waiver other than as related to routine operational matters or minor covenants.

          (xxix) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

          (xxx) Property Release. The terms of the related Mortgage Note, Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release from the lien of such Mortgage of any portion of the related Mortgaged Property that is necessary to the operation of such Mortgaged Property or was given material value in the underwriting of such Mortgage Loan at origination, without (A) payment in full of such Mortgage Loan, (B) delivery of Defeasance Collateral in the form of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), (C) payment of a release price equal to at least 125% of the amount of such Mortgage Loan allocated to the related Mortgaged Property or (D) the satisfaction of certain underwriting and legal requirements which would be considered reasonable by a prudent institutional commercial mortgage lender.

          (xxxi) Qualifications; Licensing; Zoning. The related Mortgagor has covenanted in the related Mortgage Loan documents to maintain the related Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; except as set forth on Schedule I-(xxxi), the Seller has received no notice of any material violation of, to the extent is has not been grandfathered under, any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)); except as set forth on Schedule I-

     (xxxi), to the Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property, in effect at the time of origination of such Mortgage Loan, to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless grandfathered with respect thereto or affirmatively covered by the title insurance referred to in paragraph
     (b)(xi) above (or an endorsement thereto)), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. For purposes of this paragraph, a Mortgaged Property shall be deemed "grandfathered" with respect to any laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the Mortgaged Property, if and to the extent that any of the construction, occupancy, use and operation of such Mortgaged Property:
     (A) conformed in all material respects with such laws, zoning ordinances, rules, covenants and restrictions affecting the improvements on the Mortgaged Property at the time the improvements on the Mortgaged Property were initially constructed or put into operation; and/or (B) was not addressed or otherwise prohibited by any such laws, zoning ordinances, rules, covenants and restrictions affecting the Mortgaged Property at the time the improvements on the Mortgaged Property were initially constructed or put into operation.

          (xxxii) Property Financial Statements. The related Mortgagor has covenanted in the related Mortgage Loan documents to deliver to the mortgagee annual operating statements, rent rolls and related information of each related Mortgaged Property and annual financial statements. If such Mortgage Loan had an original principal balance greater than $3 million, the related Mortgagor has covenanted to provide such operating statements, rent rolls and related information on a quarterly basis. If such Mortgage Loan has an original principal balance equal to or greater than $20 million, the related Mortgagor, if it obtains an audited financial statement, is required to provide a copy thereof to the holder of such Mortgage Loan at the related mortgagee's request.

          (xxxiii) Single Purpose Entity. If such Mortgage Loan has a Cut-off Date Balance in excess of $25 million, except if such Mortgage Loan is a Mortgage Loan identified on Schedule I-(xxxiii), the related Mortgagor is obligated by its organizational documents and the related Mortgage Loan documents to be a Single Purpose Entity for so long as such Mortgage Loan is outstanding; and, except if such Mortgage Loan is a Mortgage Loan identified on Schedule I-(xxxiii), if such Mortgage Loan has a Cut-off Date Balance greater than $5 million and less than $25 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related Mortgaged Property and no other material assets, except such as are incidental to the ownership of such Mortgaged Property for so long as such Mortgage Loan is outstanding. For purposes of this representation, "Single Purpose Entity" means an entity whose organizational documents or the related Mortgage Loan documents provide substantially to the effect that such entity: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing such Mortgage Loan, (B) may not engage in any business unrelated to the related Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties and (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan documents. If such Mortgage Loan has an initial principal balance of $25 million and above and the related Mortgagor is a single member limited liability company, such Mortgagor's organizational documents provide that such Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of its sole member and is organized in a jurisdiction that provides for such continued existence and there was obtained opinion of counsel confirming such continued existence. If such Mortgage Loan has, or is part of a group of Mortgage Loans with affiliated Mortgagors having, a Cut-off Date Balance equal to or greater than 2% of the Initial Pool Balance, or if such Mortgage Loan has an original principal balance equal to or greater than $25 million, there was obtained an opinion of counsel regarding non-consolidation of such Mortgagor.

          (xxxiv) Advancing of Funds. No advance of funds has been made, directly or indirectly, by the originator or the Seller to the related Mortgagor other than pursuant to the related Mortgage Note; and, to the actual knowledge of the Seller, no funds have been received from any Person other than such Mortgagor for or on account of payments due on the related Mortgage Note.

          (xxxv) Legal Proceedings. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          (xxxvi) Originator Duly Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

          (xxxvii) Trustee under Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan and any such fees and expenses are the obligation of the Mortgagor under the terms of the Mortgage.

          (xxxviii) Cross-Collateralization. Unless such Mortgage Loan is part of a Loan Pair, (a) the related Mortgaged Property is not, to the Seller's knowledge, collateral or security for any mortgage loan that is not in the Trust Fund and (b) if such Mortgage Loan is cross-collateralized, it is cross-collateralized only with other Mortgage Loans in the Trust Fund. The security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the Trustee.

          (xxxix) Flood Hazard Insurance. None of the improvements on any related Mortgaged Property are located in a flood hazard area as defined by the Federal Insurance Administration or, except as set forth on Schedule I-(xxxix), if any portion of the improvements on the related Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards falling within zones A or V in the national flood insurance program, the Mortgagor has obtained and is required to maintain flood insurance.

          (xl) Engineering Assessments. One or more engineering assessments or updates of a previously conducted engineering assessment were performed by an Independent engineering consulting firm with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s) and or update(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided,
     (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

          (xli) Escrows. All escrow deposits and payments relating to such Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited. The Seller is transferring to the Trustee all of its right, title and interest in and to such amounts.

          (xlii) Licenses, Permits and Authorizations. The related Mortgagor has represented in the related Mortgage Loan documents that, and , except as set forth on Schedule I-(xlii),to the actual knowledge of the Seller, as of the date of origination of such Mortgage Loan, all material licenses, permits and authorizations then required for use of the related Mortgaged Property by such Mortgagor, the related lessee, franchisor or operator have been issued and were valid and in full force and effect.

          (xliii) Origination, Servicing and Collection Practices. The origination, servicing and collection practices used by the Seller or any prior holder of the related Mortgage Note have been in all respects legal and have met customary industry standards.

          (xliv) Fee Simple. Such Mortgage Loan is secured by a fee simple interest.

          (xlv) Fee Simple and Leasehold Interest. Except as set forth on
     Schedule I-(xlv), if such Mortgage Loan is secured by the interest of the related

     Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right (subject to the limitations and exceptions set forth in paragraph (v) above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.

          (xlvi) Tax Lot; Utilities. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public or other acceptable water system, a public sewer (or, alternatively, a septic) system, and other customary utility facilities.

          (xlvii) Defeasance. If such Mortgage Loan is a Defeasance Loan, the related Mortgage Loan documents require the related Mortgagor to pay all reasonable costs associated with the defeasance thereof, and (except as set forth on Schedule I-(xlvii)) either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance or (B) require that (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance Collateral must be government securities within the meaning of Treasury regulations section 1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Mortgage Loan that it matures on its Anticipated Repayment Date or on the date when any open prepayment period set forth in the related Mortgage Loan documents commences) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such Mortgage Loan equal to at least 110% of the allocated loan amount of the portion of the Mortgaged Property being released, (3) an independent accounting firm (which may be the Mortgagor's independent accounting firm) certify that the Defeasance Collateral is sufficient to make such payments, (4) such Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan (or by the Mortgagor with the approval of such lender), and (5) counsel provide an opinion letter to the effect that the Trustee has a perfected security interest in such Defeasance Collateral prior to any other claim or interest.

          (xlviii) Primary Servicing Rights. No Person has been granted or conveyed the right to primary service such Mortgage Loan or receive any consideration in connection therewith except (A) as contemplated in this Agreement with respect to primary servicers that are to be sub-servicers of the Master Servicer, (B) as has been conveyed to Wachovia, in its capacity as a primary servicer, or (C) as has been terminated.

          (xlix) Mechanics' and Materialmen's Liens. As of origination and, to the Seller's knowledge, as of the Closing Date, (A) the related Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded, insured against or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)). The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered such Mortgaged Property since origination that have not been released, bonded, insured against or escrowed for.

          (l) Due Date. The Due Date for such Mortgage Loan is scheduled to be the first day, the tenth day or the eleventh day of each month.

          (li) Assignment of Leases. Subject only to Permitted Encumbrances, the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage Loan establishes and creates a valid and, subject only to the exceptions in paragraph (v) above, enforceable first priority lien and first priority security interest in the related Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged Property subject to the related Mortgage, except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases; and each assignor thereunder has the full right to assign the same.

          (lii) Mortgagor Formation or Incorporation. To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

          (liii) No Ownership Interest in Mortgagor. The Seller has no ownership interest in the related Mortgaged Property or the related Mortgagor other than as the holder of such Mortgage Loan being sold and assigned, and neither the Seller nor any affiliate of the Seller has any obligation to make any capital contributions to the related Mortgagor under the Mortgage or any other related Mortgage Loan document.

          (liv) No Undisclosed Common Ownership. Except as set forth on Schedule I-(liv), to the Seller's knowledge, no two properties securing Mortgage Loans are directly or indirectly under common ownership.

          (lv) Loan Outstanding. Such Mortgage Loan has not been satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related Mortgage File, no material portion of the related Mortgaged Property has been released.

          (lvi) Usury. Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

          (lvii) ARD Mortgage Loan. If such Mortgage Loan is an ARD Mortgage Loan, then:

          (A) the related Anticipated Repayment Date is not less than five years from the origination date for such Mortgage Loan;

          (B) such Mortgage Loan provides that from the related Anticipated Repayment Date through the maturity date for such Mortgage Loan, all excess cash flow (net of normal monthly debt service on such Mortgage Loan, monthly expenses reasonably related to the operation of the related Mortgaged Property, amounts due for reserves established under such Mortgage Loan, and payments for any other expenses, including capital expenses, related to such Mortgaged Property which are approved by mortgagee) will be applied to repay principal and accrued interest due under such Mortgage Loan;

          (C) no later than the related Anticipated Repayment Date, the related Mortgagor is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property will be deposited directly into a designated account controlled by the mortgagee under such Mortgage Loan; and

          (D) the interest rate of such Mortgage Loan will increase by at least two (2) percentage points in connection with the passage of its Anticipated Repayment Date.

          (lviii) Appraisal. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

                             SCHEDULE I TO EXHIBIT B

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

                                 LB-UBS 2003-C3


CONTROL
NUMBER                PROPERTY                                ISSUE
-------               --------                                -----

EXCEPTIONS TO REPRESENTATION (V):  LOAN DOCUMENT STATUS
----------------------------------------------------------------------------------------------------------------------
1             Westfield Shoppingtown West County               No warm body recourse carveouts.  Westfield America,
                                                               Inc. executed the recourse carve-out guaranty
                                                               agreement.
------------- ------------------------------------------------ -------------------------------------------------------
2             Polaris Fashion Place                            No warm body recourse carveouts.  Glimcher Properties
                                                               Limited Partnership executed the recourse carve-out
                                                               guaranty agreement including a carveout for voluntary
                                                               bankruptcy, unless an opinion of counsel was
                                                               delivered stating such filing was a fiduciary duty.
                                                               The recourse carve-out guaranty agreement does not
                                                               have  an environmental carve-out.
------------- ------------------------------------------------ -------------------------------------------------------
7             LIRA Apartments                                  No warm body recourse carveouts.  Leon D. DeMatteis
                                                               Construction Corporation, The Related Companies, Inc.
                                                               and LIHC Acquisition Company, LLC executed the
                                                               recourse carve-out guaranty agreement.  Additionally,
                                                               in lieu of primary liability under the environmental
                                                               indemnity, the borrower and the principals obtained
                                                               an AIG Secured Creditor Policy for the benefit of
                                                               Lender.  The principals are secondarily liable on the
                                                               environmental indemnity in the event that Lender
                                                               fails to recover under the Secured Creditor Policy.
------------- ------------------------------------------------ -------------------------------------------------------
19            Aerospace Building                               No warm body recourse carveouts. Consortium Three,
                                                               L.P. executed the recourse  carve-out guaranty
                                                               agreement.
----------------------------------------------------------------------------------------------------------------------


                                                             B-I-1


CONTROL
NUMBER                PROPERTY                                ISSUE
-------               --------                                -----
----------------------------------------------------------------------------------------------------------------------
33            Taft Building                                    In lieu of primary liability under the environmental
                                                               indemnity, the borrower and the principals obtained
                                                               an AIG Secured Creditor Policy for the benefit of
                                                               Lender.  The principals are secondarily liable on the
                                                               environmental indemnity in the event that Lender
                                                               fails to recover under the Secured Creditor Policy.
------------- ------------------------------------------------ -------------------------------------------------------
59            Lakeside Apartments                              No warm body recourse carveouts.  The Related
                                                               Companies, Inc. executed a recourse carveout
                                                               guaranty.  However a principal of The Related
                                                               Companies, Inc. provides a supplemental guaranty if
                                                               such company does not honor its obligations under the
                                                               recourse  carveout guaranty.  Such supplemental
                                                               guaranty terminates upon The Related Companies, Inc.
                                                               providing of financial statements acceptable to the
                                                               lender.
------------- ------------------------------------------------ -------------------------------------------------------
68            Arrowhead Professional Center                    The mortgage loan is recourse to a principal of the
                                                               borrower.
------------- ------------------------------------------------ -------------------------------------------------------
71            Rite Aid--Medina                                 No warm body recourse carveouts.  Plewinski and
                                                               Plewinski Ltd. executed the recourse carve-out
                                                               guaranty agreement.
------------- ------------------------------------------------ -------------------------------------------------------
78            CVS--Staten Island                               The mortgage loan is recourse to a principal of the
                                                               borrower until the borrower provides a permanent
                                                               certificate of occupancy.
------------- ------------------------------------------------ -------------------------------------------------------
86            Rite Aid--West Rutland                           No warm body recourse carveouts. Petroleum, Inc.
                                                               executed the recourse carve- out guaranty agreement.
------------- ------------------------------------------------ -------------------------------------------------------
87            Rite Aid--Flint                                  No warm body recourse carveouts.  Kirkland  Cattle
                                                               Co. executed the recourse carve-out  guaranty
                                                               agreement.
------------- ------------------------------------------------ -------------------------------------------------------
90            Rite Aid--Galion,                                No warm body recourse carveouts.  Daniel G. Kamin
91            Rite Aid--Mio,                                   Multistate Stores, LLC executed the  recourse
99            Rite Aid--Lewiston                               carve-out guaranty agreement.
------------- ------------------------------------------------ -------------------------------------------------------
101           Roosevelt Boulevard,                             The mortgage loan is recourse to a principal of the
107           Cherry Office Park                               borrower until the borrower provides required estoppels.
----------------------------------------------------------------------------------------------------------------------

                                                            B-I-2


CONTROL
NUMBER                PROPERTY                                ISSUE
-------               --------                                -----
----------------------------------------------------------------------------------------------------------------------
102           Rite Aid--Cynthiana                              No warm body recourse carveouts.  Phoenix Energy
103           Rite Aid--Morgantown                             Companies, Inc. executed the recourse carve-out
                                                               guaranty agreement.
------------- ------------------------------------------------ -------------------------------------------------------
              All Properties                                   With respect to the non-recourse carveout guarantee
                                                               concerning fraud, certain of the  guarantors have
                                                               only agreed to be, in effect, jointly and severally
                                                               liable in connection with and to the extent of any
                                                               material fraud or material intentional fraud or
                                                               material misrepresentations or material intentional
                                                               misrepresentation by the related mortgagor.

                                                               With respect to the non-recourse carve-out covering
                                                               misapplication or misappropriation, some guarantors have
                                                               agreed to cover "misapplication or conversion" or
                                                               "misappropriation or conversion."
----------------------------------------------------------------------------------------------------------------------


EXCEPTIONS TO REPRESENTATION (XII):  PROPERTY INSURANCE
----------------------------------------------------------------------------------------------------------------------
1             Westfield Shoppingtown West County               Royal Insurance, rated BBB+/A-XIV, covers the first
                                                               $1,000,000 of  liability and excess insurance up to
                                                               two occurrences.  National Union,  rated AAA/A++XV
                                                               covers the remainder.
------------- ------------------------------------------------ -------------------------------------------------------
61            Walgreens--Murphy                                Business interruption insurance was not required
                                                               because rent does not abate within 12 months of the
                                                               event of a casualty.
------------- ------------------------------------------------ -------------------------------------------------------
71            Rite Aid--Medina,                                Business interruption insurance is not  specifically
86            Rite Aid--West Rutland,                          required, however, the rents for  these loans are
87            Rite Aid--Flint,                                 guaranteed by Rite Aid Corporation.  The liability
90            Rite Aid--Galion,                                program is subject to a self insured retention of
91            Rite Aid--Mio,                                   $2,000,000.  The property insurance carriers are:
99            Rite Aid--Lewiston,                              Royal:  BBB+/ A-XIV (80%) and Discover Re:  A+/ AXV
102           Rite Aid--Cynthiana,                             (20%) on the first $5,000,000 and United States
103           Rite Aid--Morgantown                             Fire:  BBB/A-X on losses from $5,000,000 to
                                                               $10,000,000.
----------------------------------------------------------------------------------------------------------------------

                                                             B-I-3


CONTROL
NUMBER                PROPERTY                                ISSUE
-------               --------                                -----
----------------------------------------------------------------------------------------------------------------------
80            Walgreens--Baytown                               Business interruption insurance was not required
                                                               because rent does not abate within 12 months
                                                               following the event of a casualty.
------------- ------------------------------------------------ -------------------------------------------------------
82            Eckerd--Yardville                                Business interruption insurance was not specifically
                                                               required because rent does not abate and the borrower
                                                               pledged 12 months of debt service in marketable
                                                               securities as coverage for business interruption.
------------- ------------------------------------------------ -------------------------------------------------------
108           Arrowhead Mobile Home Park                       Royal Insurance, rated BBB+/A-XIV, covers all
                                                               insurance for this property.
------------- ------------------------------------------------ -------------------------------------------------------
              All Properties                                   With respect to certain mortgage loans, the lender
                                                               accepted comprehensive liability insurance in an amount
                                                               less than that required by the loan documents.
----------------------------------------------------------------------------------------------------------------------


EXCEPTIONS TO REPRESENTATION (XIX):  ENVIRONMENTAL CONDITIONS
--------- ---------------------------------------------------- -------------------------------------------------------
1         Westfield Shoppingtown West County                   There is a B note in amount of $19,802,811.
--------- ---------------------------------------------------- -------------------------------------------------------
2         Polaris Fashion Place                                There is a B note in amount of $24,827,623.
--------- ---------------------------------------------------- -------------------------------------------------------
7         LIRA Apartments                                      Up to $500,000 in unsecured intra-company
                                                               subordinate debt is permitted.
--------- ---------------------------------------------------- -------------------------------------------------------


                                                             B-I-4


CONTROL
NUMBER                PROPERTY                                ISSUE
-------               --------                                -----
----------------------------------------------------------------------------------------------------------------------
13        Lembi Portfolio-Citi Properties DE,                  Full recourse subordinate debt secured by a pledge
                                                               of equity (mezzanine debt) was incurred.  The
21        Lembi Portfolio-Ritz Apartments DE,                  subordinate lender entered into an intercreditor
                                                               agreement with the lender.  The subordinate lender
26        Lembi Portfolio-Citi Properties I DE,                must obtain consent of the rating agencies before
                                                               enforcing on its equity pledge, unless the equity is
28        Lembi Portfolio-Skyline Enterprises DE,              transferred to a permitted transferee and the
                                                               property is managed by a qualified manager under the
34        Lembi Portfolio-Bay Citi Properties DE,              intercreditor agreement.  The amount of mezzanine
                                                               debt with respect to each property is as follows:
37        Lembi Portfolio-Trophy Properties DE,                (i) Lembi Portfolio-Citi Properties DE, $2,250,000;
                                                               (ii) Lembi Portfolio-Ritz Apartments DE, $1,828,000;
58        Lembi Portfolio-Franklin Sutter DE                   (iii) Lembi Portfolio-Citi Properties I DE,
                                                               $1,725,000; (iv) Lembi Portfolio-Skyline Enterprises
104       Lembi Portfolio-Capital Citi Properties DE,          DE, $725,000; (v) Lembi Portfolio-Bay Citi Properties
                                                               DE, $1,100,000; (vi) Lembi Portfolio-Trophy Properties
110       Lembi Portfolio-Skyline Investments DE,              DE, $1,200,000; (vii) Lembi Portfolio-Franklin Sutter
                                                               DE, $800,000; (viii) Lembi Portfolio-Capital Citi
                                                               Properties DE, $216,000; and (ix) Lembi Portfolio-
                                                               Skyline Investments DE, $136,000.
--------- ---------------------------------------------------- -------------------------------------------------------
16        866 Third Avenue                                     Non-recourse subordinate debt secured by a pledge of
                                                               the equity (mezzanine debt) in the approximate total
                                                               amount of $2,000,000 was incurred.  The subordinate
                                                               lender entered into an intercreditor agreement with
                                                               the lender.  The subordinate lender must obtain
                                                               consent of the rating agencies before enforcing on
                                                               its equity pledge, unless the equity is transferred
                                                               to a permitted transferee and the property is
                                                               managed by a qualified manager under the
                                                               intercreditor agreement.
--------- ---------------------------------------------------- -------------------------------------------------------
63        Franklin Properties                                  There are two unsecured loans to sponsors of the
                                                               borrower.  One loan to Philip Stefano for $100,000
                                                               and the other loan to the Estate of Constantine
                                                               Stefano for $200,000.
----------------------------------------------------------------------------------------------------------------------


                                                             B-I-5


CONTROL
NUMBER                PROPERTY                                ISSUE
-------               --------                                -----
----------------------------------------------------------------------------------------------------------------------
          All Properties                                       The loan documents allow the borrower to incur certain
                                                               trade payables up to a predetermined amount, which is
                                                               generally less than 5% of the loan amount.
----------------------------------------------------------------------------------------------------------------------


EXCEPTIONS TO REPRESENTATION (XIX):  ENVIRONMENTAL CONDITIONS
----------------------------------------------------------------------------------------------------------------------
1         Westfield Shoppingtown West County                   Costs attributable to "diminution in value" not
                                                               specifically included and there is no warm body
                                                               environmental indemnity.
--------- ---------------------------------------------------- -------------------------------------------------------
2         Polaris Fashion Place,                               No warm body environmental indemnity.

19        Aerospace Building,

59        Lakeside Apartments,

71        Rite Aid--Medina,

86        Rite Aid--West Rutland,

87        Rite Aid--Flint,

90        Rite Aid--Galion,

91        Rite Aid--Mio,

99        Rite Aid--Lewiston,

102       Rite Aid--Cynthiana,

103       Rite Aid--Morgantown
--------- ----------------------------------------------------- ------------------------------------------------------
7         LIRA Apartments,                                     No warm body environmental indemnity, provided,
33        Taft Building                                        however, environmental insurance is in place.
--------- ---------------------------------------------------- -------------------------------------------------------
28        Lembi Portfolio-Skyline Enterprises DE               Borrower is required to obtain environmental
                                                               insurance with respect to 215 Church Street for
                                                               which $100,000 has been escrowed pending receipt of
                                                               such insurance.
--------- ---------------------------------------------------- -------------------------------------------------------


                                                             B-I-6


CONTROL
NUMBER                PROPERTY                                ISSUE
-------               --------                                -----
----------------------------------------------------------------------------------------------------------------------
42        Tubeway                                              Environmental insurance is in place with respect to
                                                               the property and $100,000 was escrowed pending proof
                                                               of removal of underground storage tanks.
--------- ---------------------------------------------------- -------------------------------------------------------
61        Walgreens--Murphy,                                   In lieu of an environmental site assessment, a
                                                               transaction screen was performed.
63        Franklin Properties,

70        Serrano Marketplace,

71        Rite Aid--Medina,

73        Carlisle Buildings,

75        1405 Pine Street,

78        CVS--Staten Island,

80        Walgreens--Baytown,

82        Eckerd--Yardville,

86        Rite Aid--West Rutland,

87        Rite Aid--Flint,

90        Rite Aid--Galion,

91        Rite Aid--Mio,

92        Bar 4 Mini Storage,

99        Rite Aid--Lewiston,

102       Rite Aid--Cynthiana,

103       Rite Aid--Morgantown,

107       Cherry Office Park,

108       Arrowhead Mobile Home Park
--------- ----------------------------------------------------- ------------------------------------------------------


                                                          B-I-7


CONTROL
NUMBER                PROPERTY                                ISSUE
-------               --------                                -----
----------------------------------------------------------------------------------------------------------------------


EXCEPTIONS TO REPRESENTATION (XXV):  DUE-ON-ENCUMBRANCE
----------------------------------------------------------------------------------------------------------------------
13        Lembi Portfolio-Citi Properties DE,                  Subordinate debt secured by a pledge of the equity
                                                               (mezzanine debt) was incurred.  The subordinate
21        Lembi Portfolio-Ritz Apartments DE,                  lender entered into an intercreditor agreement with
                                                               the lender.  The subordinate lender must obtain
26        Lembi Portfolio-Citi Properties I DE,                consent of the rating agencies before enforcing on
                                                               its equity pledge, unless the equity is transferred
28        Lembi Portfolio-Skyline Enterprises DE,              to a permitted transferee and the property is
                                                               managed by a qualified manager under the
34        Lembi Portfolio-Bay Citi Properties DE,              intercreditor agreement..  The amount of mezzanine
                                                               debt with respect to each property is as follows:
37        Lembi Portfolio-Trophy Properties DE,                (i) Lembi Portfolio-Citi Properties DE, $2,250,000;
                                                               (ii) Lembi Portfolio-Ritz Apartments DE, $1,828,000;
58        Lembi Portfolio-Franklin Sutter DE                   (iii) Lembi Portfolio-Citi Properties I DE,
                                                               $1,725,000; (iv) Lembi Portfolio-Skyline Enterprises
104       Lembi Portfolio-Capital Citi Properties DE,          DE, $725,000; (v) Lembi Portfolio-Bay Citi Properties
                                                               DE, $1,100,000; (vi) Lembi Portfolio-Trophy Properties
110       Lembi Portfolio-Skyline Investments DE,              DE, $1,200,000; (vii) Lembi Portfolio-Franklin Sutter
                                                               DE, $800,000; (viii) Lembi Portfolio-Capital Citi
                                                               Properties DE, $216,000; and (ix) Lembi Portfolio -
                                                               Skyline Investments DE, $136,000.
--------- ---------------------------------------------------- -------------------------------------------------------
16        866 Third Avenue                                     Subordinate debt secured by a pledge of the equity
                                                               (mezzanine debt) in the approximate total amount of
                                                               $2,000,000 was incurred. The subordinate lender
                                                               entered into an intercreditor agreement with the
                                                               lender. The subordinate lender must obtain consent
                                                               of the rating agencies before enforcing on its
                                                               equity pledge, unless the equity is transferred to a
                                                               permitted transferee and the property is managed by
                                                               a qualified manager under the intercreditor
                                                               agreement.
--------- ---------------------------------------------------- -------------------------------------------------------


                                                             B-I-8


CONTROL
NUMBER                PROPERTY                                ISSUE
-------               --------                                -----
----------------------------------------------------------------------------------------------------------------------


EXCEPTIONS TO REPRESENTATION (XXVI):  DUE-ON-SALE
----------------------------------------------------------------------------------------------------------------------
71        Rite Aid--Medina,                                    The borrower is required to pay all "reasonable
                                                               out-of-pocket" expenses incurred by the holder of
86        Rite Aid--West Rutland,                              the mortgage associated with the review, approval
                                                               and documentation of a transfer of interests in such
90        Rite Aid--Galion,                                    borrower or the related mortgaged property.

91        Rite Aid--Mio

102       Rite Aid--Cynthiana,

103       Rite Aid--Morgantown
----------------------------------------------------------------------------------------------------------------------


EXCEPTIONS TO REPRESENTATION (XXVII):  MORTGAGOR CONCENTRATION
----------------------------------------------------------------------------------------------------------------------
1         Westfield Shoppingtown West County                   Mortgage loan represents 11.05% of initial pool
                                                               balance.
--------- ---------------------------------------------------- -------------------------------------------------------
2         Polaris Fashion Place                                Mortgage loan represents 9.21% of initial pool
                                                               balance.
--------- ---------------------------------------------------- -------------------------------------------------------
13        Lembi Portfolio-Citi Properties DE,                  Mortgage loans have affiliated borrowers and
                                                               represent, in the aggregate, [5.17%] of initial pool
21        Lembi Portfolio-Ritz Apartments DE,                  balance.

26        Lembi Portfolio-Citi Properties I DE,

28        Lembi Portfolio-Skyline Enterprises DE,

34        Lembi Portfolio-Bay Citi Properties DE,

37        Lembi Portfolio-Trophy Properties DE,

58        Lembi Portfolio-Franklin Sutter DE

104       Lembi Portfolio-Capital Citi Properties DE,

110       Lembi Portfolio-Skyline Investments DE,
--------- ----------------------------------------------------- ------------------------------------------------------


                                                             B-I-9


CONTROL
NUMBER                PROPERTY                                ISSUE
-------               --------                                -----
----------------------------------------------------------------------------------------------------------------------


EXCEPTIONS TO REPRESENTATION (XXVIII): WAIVERS; MODIFICATIONS
----------------------------------------------------------------------------------------------------------------------
71        Rite Aid--Medina,                                    The lender has previously agreed to a transfer of
                                                               the mortgaged property.
86        Rite Aid--West Rutland,

87        Rite Aid--Flint,

90        Rite Aid--Galion,

91        Rite Aid--Mio,

99        Rite Aid--Lewiston,

102       Rite Aid--Cynthiana,

103       Rite Aid--Morgantown
----------------------------------------------------------------------------------------------------------------------


EXCEPTIONS TO REPRESENTATION (XXXI):  QUALIFICATIONS; LICENSING; ZONING
----------------------------------------------------------------------------------------------------------------------
19        Aerospace Building                                   Certificates of occupancy for tenants representing
                                                               approximately 25% of the gross revenue of the mortgaged
                                                               property to be delivered post closing.

--------- ---------------------------------------------------- -------------------------------------------------------
78        CVS--Staten Island                                   Permanent certificates of occupancy to be delivered
                                                               post closing.
----------------------------------------------------------------------------------------------------------------------


EXCEPTIONS TO REPRESENTATION (XXXIII):  SINGLE PURPOSE ENTITY
----------------------------------------------------------------------------------------------------------------------
102       Rite Aid--Cynthiana                                  Borrower is not a single asset entity.  It may own
                                                               other Rite Aid properties and currently also owns
                                                               Rite Aid--Morgantown.
--------- ---------------------------------------------------- -------------------------------------------------------
103       Rite Aid--Morgantown                                 Borrower is not a single asset entity.  It may own
                                                               other Rite Aid properties and currently also owns
                                                               Rite Aid--Cynthiana.
----------------------------------------------------------------------------------------------------------------------


EXCEPTION TO REPRESENTATION (XXXIX):  FLOOD HAZARD INSURANCE
----------------------------------------------------------------------------------------------------------------------
6         Broadcasting Square                                  Borrower is required to obtain flood insurance
                                                               within ten days of lender's request.
--------- ---------------------------------------------------- -------------------------------------------------------


                                                            B-I-10


CONTROL
NUMBER                PROPERTY                                ISSUE
-------               --------                                -----
----------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XLII):  LICENSES; PERMITS AND AUTHORIZATIONS
----------------------------------------------------------------------------------------------------------------------
19        Aerospace Building                                   Certificates of occupancy for tenants representing
                                                               approximately 25% of the gross revenue of the
                                                               mortgaged property to be delivered post closing.
--------- ---------------------------------------------------- -------------------------------------------------------
78        CVS--Staten Island                                   Permanent certificates of occupancy to be delivered
                                                               post closing.
----------------------------------------------------------------------------------------------------------------------


EXCEPTIONS TO REPRESENTATION (XLVII):  DEFEASANCE
----------------------------------------------------------------------------------------------------------------------

71        Rite Aid--Medina,                                    Defeasance is permitted prior to the second
                                                               anniversary of the Closing Date.
86        Rite Aid--West Rutland,

87        Rite Aid--Flint,

90        Rite Aid--Galion,

91        Rite Aid--Mio,

99        Rite Aid--Lewiston,

102       Rite Aid--Cynthiana,

103       Rite Aid--Morgantown
----------------------------------------------------------------------------------------------------------------------


EXCEPTION TO REPRESENTATION (LIV):  NO UNDISCLOSED COMMON OWNERSHIP
----------------------------------------------------------------------------------------------------------------------
7         LIRA Apartments,                                     The properties are directly or indirectly under
                                                               common ownership.
59        Lakeside Apartments
----------------------------------------------------------------------------------------------------------------------


                                                            B-I-11


CONTROL
NUMBER                PROPERTY                                ISSUE
-------               --------                                -----
----------------------------------------------------------------------------------------------------------------------
13        Lembi Portfolio-Citi Properties DE,                  The properties are directly or indirectly under
                                                               common ownership.  The properties, other than Lembi
21        Lembi Portfolio-Ritz Apartments DE,                  Portfolio--Bay Citi Properties DE and Lembi
                                                               Portfolio--Franklin Sutter DE are
26        Lembi Portfolio-Citi Properties I DE,                cross-collateralized and cross-defaulted.  Lembi
                                                               Portfolio--Bay Citi Properties DE and Lembi
28        Lembi Portfolio-Skyline Enterprises DE,              Portfolio--Franklin Sutter DE are
                                                               cross-collateralized and cross-defaulted.
34        Lembi Portfolio-Bay Citi Properties DE,

37        Lembi Portfolio-Trophy Properties DE,

58        Lembi Portfolio-Franklin Sutter DE

104       Lembi Portfolio-Capital Citi Properties DE,

110       Lembi Portfolio-Skyline Investments DE,
--------- ---------------------------------------------------- -------------------------------------------------------
53        Crystal Inn Hotel-Mid-Valley,                        The properties are directly or indirectly under
                                                               common ownership.
56        Crystal Inn Hotel-West-Valley
--------- ---------------------------------------------------- -------------------------------------------------------
90        Rite Aid--Galion,                                    The properties are directly or indirectly under
                                                               common ownership.
91        Rite Aid--Mio,

99        Rite Aid--Lewiston
--------- ---------------------------------------------------- -------------------------------------------------------
102       Rite Aid--Cynthiana                                  The properties are directly or indirectly under
                                                               common ownership.
103       Rite Aid--Morgantown
----------------------------------------------------------------------------------------------------------------------


                                                             B-I-12

                                   EXHIBIT C-1

                    OPINION OF CADWALADER, WICKERSHAM & TAFT

                                                          June 5, 2003


Addressees listed on Schedule A

Re: LB-UBS Commercial Mortgage Trust 2003-C3, Commercial Mortgage Pass-Through Certificates, Series 2003-C3
      -------------------------------------------------------------


Ladies and Gentlemen:

         We are rendering this opinion pursuant to Section 9(j) of the Mortgage Loan Purchase Agreement, dated as of May 20, 2003 (the "MLPA"), among UBS Warburg Real Estate Investments Inc., as seller (the "Seller"), UBS Principal Finance LLC, as an additional party ("UBSPF") and Structured Asset Securities Corporation II, as purchaser ("SASC").

         We have acted as special counsel to the Seller in connection with the following transactions: (i) the sale by the Seller, and the purchase by SASC, of multifamily and commercial mortgage loans in the principal amount of approximately $589,697,037 (the "UBS Mortgage Loans"), pursuant to the MLPA;
(ii) the execution by the Seller of the UBS Indemnification Agreement, dated as of May 20, 2003 (the "Indemnification Agreement"), by and among the Seller, UBS
(USA) Inc. ("UBS(USA)," and together with the Seller and UBSPF, the "UBS Entities"), SASC and the Underwriters (as defined below); and (iii) the acknowledgement by the Seller of certain sections of the Underwriting Agreement, dated as of May 20, 2003 (the "Underwriting Agreement"), by and among SASC, Lehman Brothers Inc. ("Lehman") and UBS Warburg LLC (together with Lehman, the "Underwriters") and acknowledged with respect to certain sections by the Seller and Lehman Brothers Holdings Inc.

         We have also acted as special counsel to UBS(USA) in connection with the execution by UBS(USA) of the Indemnification Agreement and to UBSPF in connection with the execution by UBSPF of the MLPA.

         The MLPA, the Indemnification Agreement and Underwriting Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the respective meanings set forth in the MLPA.

         In rendering the opinions set forth below, we have examined and, as to factual matters relevant to the opinions set forth below, relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Agreements and such certificates, corporate and public records, agreements, instruments and other documents, including, among other things, the documents and agreements delivered at the closing of the purchase and sale of the Certificates (the "Closing"), as we have deemed appropriate as a basis for the opinions


                                     C-1-1
expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, the conformity of the text of each document filed with the Securities and Exchange Commission through its Electronic Data Gathering, Analysis and Retrieval System to the printed document reviewed by us, and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to the opinions expressed below that were not known to us, we have relied upon statements, certificates and representations of officers and other representatives of the UBS Entities, SASC and the Underwriters, including those contained in the Agreements and other documents, certificates, agreements and opinions delivered at the Closing, and of public officials. Except as expressly set forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinion, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations of the UBS Entities and others in connection with the preparation and delivery of this letter. We have examined such questions of law as we have deemed necessary for purposes of these opinions.

         We have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and, except as to the UBS Entities, that such documents, agreements and instruments are legal, valid and binding obligations of such parties, enforceable against such parties in accordance with their respective terms. As used herein, "to our knowledge," "known to us" or words of similar import mean the actual knowledge, without independent investigation, of any lawyer in our firm actively involved in the transactions contemplated by the Agreements.

         We express no opinion concerning the laws of any jurisdiction other than the laws of the State of New York and federal laws (without regard to conflicts of laws principles) of the United States of America.

         Based upon and subject to the foregoing, we are of the opinion that:

          1. The MLPA and the Underwriting Agreement each constitutes the legal, valid and binding agreement of the Seller, and the MLPA constitutes the legal, valid and binding agreement of UBSPF, enforceable against the Seller or UBSPF, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that (a) the enforcement of rights with respect to indemnification and contribution obligations and (b) provisions (i) purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off or (ii) relating to submission to jurisdiction, venue or service of


                                     C-1-2
               process, may be limited by applicable law or considerations of public policy.

          2. None of the sale of the UBS Mortgage Loans, the consummation by the Seller or UBSPF, as applicable, of any of the other transactions contemplated by the Agreements to which it is a party or the execution, delivery and performance of the terms of the Agreements to which it is a party by the Seller or UBSPF, as applicable, will conflict with, or result in the violation of, any New York State or federal law that is applicable to the Seller or UBSPF, as applicable.

          3. The execution, delivery and performance of the terms of the Indemnification Agreement by UBS(USA) will not conflict with, or result in the violation of, any New York State or federal law that is applicable to UBS(USA).

          4. The execution, delivery and performance by (a) the Seller of the Agreements, (b) UBSPF of the MLPA, and (c) UBS(USA) of the Indemnification Agreement, and the consummation by the Seller, UBSPF and UBS(USA), as applicable, of the transactions contemplated under the Agreements, the MLPA and the Indemnification Agreement, respectively, do not require any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory bodies of the United States of America pursuant to those laws, rules and regulations of the United States of America which, in our experience, are normally applicable to transactions of the type contemplated by (a) the Agreements, to be obtained on the part of the Seller, (b) the MLPA, to be obtained by UBSPF and (c) the Indemnification Agreement to be obtained by UBS(USA), except those that may be required under state securities or blue sky laws, and such other approvals that have been obtained and, to our knowledge, are in effect.

         We are furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this letter for changes in fact or law, or otherwise.

                                        Very truly yours,





                                     C-1-3

                                   SCHEDULE A
                                   ----------

Structured Asset Securities Corporation II          Standard and Poor's Ratings Services, a
745 Seventh Avenue                                    division of The McGraw-Hill Companies,
New York, New York  10019                             Inc.
                                                    55 Water Street, 10th Floor
                                                    New York, New York  10004

Lehman Brothers Inc.                                LaSalle Bank National Association
745 Seventh Avenue                                  135 South LaSalle Street, Suite 1625
New York, New York  10019                           Chicago, Illinois  60603

UBS Warburg LLC                                     Moody's Investors Service, Inc.
1285 Avenue of the Americas                         99 Church Street
New York, New York  10019                           New York, New York  10007















                                     C-1-4

                                   EXHIBIT C-2

      OPINIONS OF IN-HOUSE COUNSEL TO THE SELLER, THE ADDITIONAL PARTY AND
                               THE CO-INDEMNITOR

                                                          June 5, 2003


TO THE PERSONS ON
THE ATTACHED SCHEDULE A


         Re: LB-UBS Commercial Mortgage Trust 2003-C3, Commercial Mortgage Pass-Through Certificates, Series 2003-C3
               ----------------------------------------------------


Ladies and Gentlemen:

         I am Executive Director and Counsel of UBS AG. UBS Warburg Real Estate Investments Inc., a Delaware corporation ("UBSREI"), is a wholly owned subsidiary of UBS AG. I have been asked to deliver this opinion in connection with (i) the sale by UBSREI and the purchase by Structured Asset Securities Corporation II ("SASC") of certain multi-family and commercial mortgage loans, pursuant to a Mortgage Loan Purchase Agreement, dated as of May 20, 2003 (the "Sale Agreement"), by and among UBSREI, UBS Principal Finance LLC and SASC, (ii) the execution by UBSREI of the Underwriting Agreement, dated as of May 20, 2003, (the "Underwriting Agreement"), by and among SASC, Lehman Brothers Inc. ("Lehman") and UBS Warburg LLC ("UBSW" and, together with Lehman, the "Underwriters") and acknowledged with respect to certain sections by UBSREI and
(iii) the execution by UBSREI of the UBS Indemnification Agreement, dated as of May 20, 2003, by and among UBSREI, SASC, UBS (USA) Inc. ("UBS(USA)") and the Underwriters (the "Indemnification Agreement," and, together with the Sale Agreement and the Underwriting Agreement, the "Agreements"). Capitalized terms used and not otherwise defined herein have the meanings given to them in the Underwriting Agreement.

         I, or others under my supervision, have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the articles of incorporation, by-laws and incumbency resolution adopted by the directors of UBSREI and the Agreements and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.

         A. All signatures of parties, other than UBSREI, on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than UBSREI, is duly authorized to do so.

         B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

                                     C-2-1

         C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

         D. All other parties to documents, other than UBSREI, have the requisite power and authority to consummate the transactions contemplated by the Agreements and to execute and deliver the applicable documents.

         Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

         1. Each of the Agreements has been duly authorized, executed and delivered by UBSREI.

         2. UBSREI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform its obligations under the Agreements.

         3. The execution, delivery and performance of the terms of the Agreements will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBSREI and known to me as being applicable to UBSREI.

         4. There is no action, suit or proceeding against, or investigation of, UBSREI pending or, to my knowledge, threatened against UBSREI before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Agreements, (b) seeks to prevent the consummation of any of the transactions contemplated by the Agreements or
(c) would materially and adversely affect (i) the performance by UBSREI of its obligations under, or the validity or enforceability of, the Agreements, or (ii) any rights with regard to the Mortgaged Properties or the Mortgage Loans.

         5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body, of which I have actual knowledge, the absence of which would have a material adverse effect on UBSREI or the transactions contemplated by the Agreements, is required on the part of UBSREI for the execution, delivery or performance by UBSREI of the Agreements, except those which have been obtained and are in full force and effect.

         6. The execution, delivery and performance by UBSREI of, and the consummation of the transactions contemplated by, the Agreements do not and will not result in a breach of any term or provision of the organizational documents of UBSREI or in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument, of which I have actual knowledge, to which UBSREI is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBSREI pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of the Agreements or be


                                     C-2-2
reasonably likely to impair materially the ability of UBSREI to perform under the terms of the Agreements.

         In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

         1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the corporation law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

         2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

         3. The opinions are limited to the matters set forth in this letter. No other opinions should be inferred beyond the matters expressly stated.

         The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the Agreements, and may not be relied upon by any other person or entity, without my specific prior written consent.

                                                Sincerely,


                                                Greg Walker
                                                Executive Director

















                                     C-2-3

                                   SCHEDULE A
                                   ----------

UBS Warburg LLC                                    Standard and Poor's Ratings Services, a
1285 Avenue of the Americas                         division of The McGraw-Hill Companies,
New York, New York 10019                            Inc.
                                                   55 Water Street, 10th Floor
                                                   New York, New York  10004

Lehman Brothers Inc.                               Moody's Investors Service, Inc.
745 Seventh Avenue                                 99 Church Street
New York, New York  10019                          New York, New York  10007

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York  10019


























                                     C-2-4

                                                          June 5, 2003

TO THE PERSONS ON
THE ATTACHED SCHEDULE A


         Re: LB-UBS Commercial Mortgage Trust 2003-C3, Commercial Mortgage Pass-Through Certificates, Series 2003-C3
               ----------------------------------------------------


Ladies and Gentlemen:

         I am Executive Director and Counsel of UBS AG. UBS Principal Finance LLC, a Delaware limited liability company ("UBSPF"), is a wholly owned subsidiary of UBS AG. I have been asked to deliver this opinion in connection with (i) the sale by UBS Warburg Real Estate Investments Inc. ("UBSREI") and the purchase by Structured Asset Securities Corporation II ("SASC") of certain multi-family and commercial mortgage loans, pursuant to a Mortgage Loan Purchase Agreement, dated as of May 20, 2003 (the "Agreement"), by and among SASC, as purchaser, UBSREI, as seller, and UBSPF, as additional party. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Agreement.

         I, or others under my supervision, have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the certificate of formation, incumbency resolution and limited liability company agreement adopted by the members of UBSPF and the Agreement and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.

         A. All signatures of parties, other than UBSPF, on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than UBSPF, is duly authorized to do so.

         B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

         C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

         D. All other parties to documents, other than UBSPF, have the requisite power and authority to consummate the transactions contemplated by the Agreement and to execute and deliver the applicable documents.


                                     C-2-5

         Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

         1. The Agreement has been duly authorized, executed and delivered by UBSPF.

         2. UBSPF is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform its obligations under the Agreement.

         3. The execution, delivery and performance of the terms of the Agreement will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBSPF and known to me as being applicable to UBSPF.

         4. There is no action, suit or proceeding against, or investigation of, UBSPF pending or, to my knowledge, threatened against UBSPF before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Agreement, (b) seeks to prevent the consummation of any of the transactions contemplated by the Agreement or (c) would materially and adversely affect (i) the performance by UBSPF of its obligations under, or the validity or enforceability of, the Agreement, or (ii) any rights with regard to the Mortgaged Properties or the Mortgage Loans.

         5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body, of which I have actual knowledge, the absence of which would have a material adverse effect on UBSPF or the transactions contemplated by the Agreement, is required on the part of UBSPF for the execution, delivery or performance by UBSPF of the Agreement, except those which have been obtained and are in full force and effect.

         6. The execution, delivery and performance by UBSPF of, and the consummation of the transactions contemplated by, the Agreement do not and will not result in a breach of any term or provision of the certificate of formation or limited liability company agreement of UBSPF or in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument, of which I have actual knowledge, to which UBSPF is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBSPF pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of the Agreement or be reasonably likely to impair materially the ability of UBSPF to perform under the terms of the Agreement.



                                     C-2-6

         In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

         1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the limited liability company law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

         2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

         3. The opinions are limited to the matters set forth in this letter. No other opinions should be inferred beyond the matters expressly stated.

         The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the Agreement, and may not be relied upon by any other person or entity, without my specific prior written consent.

                                               Sincerely,


                                               Greg Walker
                                               Executive Director













                                     C-2-7

                                   SCHEDULE A
                                   ----------

UBS Warburg LLC                                     Standard and Poor's Ratings Services, a
1285 Avenue of the Americas                          division of The McGraw-Hill Companies,
New York, New York 10019                             Inc.
                                                    55 Water Street, 10th Floor
                                                    New York, New York  10004

Lehman Brothers Inc.                                Moody's Investors Service, Inc.
745 Seventh Avenue                                  99 Church Street
New York, New York  10019                           New York, New York  10007

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York  10019






                                     C-2-8

                                                          June 5, 2003


TO THE PERSONS ON
THE ATTACHED SCHEDULE A


         RE: LB-UBS Commercial Mortgage Trust 2003-C3, Commercial Mortgage Pass-Through Certificates, Series 2003-C3
              -------------------------------------------------------------


Ladies and Gentlemen:

         I am Executive Director and Counsel of UBS AG. UBS (USA) Inc., a Delaware corporation ("UBS(USA)"), is a wholly owned subsidiary of UBS AG, and I have acted as counsel to UBS(USA) with respect to certain matters in connection with the UBS Indemnification Agreement, dated as of May 20, 2003 (the "Indemnification Agreement"), by and among UBS Warburg Real Estate Investments Inc., UBS(USA), Structured Asset Securities Corporation II ("Depositor"), Lehman Brothers Inc. ("Lehman") and UBS Warburg LLC (together with Lehman, the "Underwriters"). Capitalized terms not defined herein have the meaning assigned to them in the Indemnification Agreement.

         I, or others under my supervision, have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the certificate of incorporation and by-laws adopted by the board of directors of UBS(USA) and the Indemnification Agreement and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.

         A. All signatures of parties, other than UBS(USA), on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than UBS(USA), is duly authorized to do so.

         B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

         C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

         D. All other parties to documents, other than UBS(USA), have the requisite power and authority to consummate the transactions contemplated by the Indemnification Agreement and to execute and deliver the applicable documents.


                                     C-2-9

         Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

         1. The Indemnification Agreement has been duly authorized, executed and delivered by UBS(USA).

         2. UBS(USA) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform its obligations under the Indemnification Agreement.

         3. The execution, delivery and performance of the terms of the Indemnification Agreement will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBS(USA) and known to me as being applicable to UBS(USA).

         4. There is no action, suit or proceeding against, or investigation of, UBS(USA) pending or, to my knowledge, threatened against UBS(USA) before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Indemnification Agreement, (b) seeks to prevent the consummation of any of the transactions contemplated by the Indemnification Agreement or (c) would materially and adversely affect the performance by UBS(USA) of its obligations under, or the validity or enforceability of, the Indemnification Agreement.

         5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body, of which I have actual knowledge, the absence of which would have a material adverse effect on UBS(USA) or the transactions contemplated by the Indemnification Agreement, is required on the part of UBS(USA) for the execution, delivery or performance by UBS(USA) of the Indemnification Agreement, except those which have been obtained and are in full force and effect.

         6. The execution, delivery and performance by UBS(USA) of, and the consummation of the transactions contemplated by, the Indemnification Agreement do not and will not result in the breach of any term or provision of the certificate of incorporation or by-laws of UBS(USA) or in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which I have actual knowledge to which UBS(USA) is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBS(USA) pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of the Indemnification Agreement or be reasonably likely to impair materially the ability of UBS(USA) to perform under the terms of the Indemnification Agreement.


                                     C-2-10

         In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

         1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the corporate law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

         2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

         3. The opinions are limited to the matters set forth in this letter. No other opinions should be inferred beyond the matters expressly stated.

         The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the Indemnification Agreement, and may not be relied upon by any other person or entity, without my specific prior written consent.

                                               Sincerely,


                                               Greg Walker
                                               Executive Director


                                     C-2-11

                                   SCHEDULE A

UBS Warburg LLC                                 Standard and Poor's Ratings Services, a
1285 Avenue of the Americas                      division of The McGraw-Hill Companies,
New York, New York 10019                         Inc.
                                                55 Water Street, 10th Floor
                                                New York, New York  10004

Lehman Brothers Inc.                            Moody's Investors Service, Inc.
745 Seventh Avenue                              99 Church Street
New York, New York  10019                       New York, New York  10007

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York  10019





                                     C-2-12